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                                                                  Exhibit 10.33


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REALNETWORKS INSERTION ORDER                                              [LOGO]
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CLIENT:          Global Media           BILLING CONTACT:       Please Fill in
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CAMPAIGN:        "Gidget Sponsorship"   COMPANY:               Global Media
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CONTACT:         Winston Barta          ADDRESS:               400 Robson Street
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TELEPHONE:       (888)322-2282          CITY, STATE, ZIP:  Vancouver, BC,V6B 2B4
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EMAIL:         winston@globalmedia.com  TELEPHONE:             (888)322-2282
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TRAFFIC CONTACT: Please Fill in         FAX:                   (604)688-9996
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TELEPHONE:                              EMAIL:
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EMAIL:                                  BILLING/CLIENT NUMBER:
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AGENCY:                                 IO NUMBER:
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CONTACT:                                ESTIMATE NUMBER:
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TELEPHONE:                              SPECIAL BILLING
--------------------------------------- INSTRUCTIONS:
EMAIL:
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PROPERTY  DELIVERY LEVEL  SECTION/CATEGORY    AD TYPE       DOLLAR AMOUNT (NET)
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         60,000,000                        Commerce Button  $400,000.00 NET
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SPECIAL INSTRUCTIONS: This Insertion Order replaces in full the prior Gidget
Sponsorship Insertion Order dated _______________, 1999.
Placement: "Gidget"E-commerce button-
1st month payment due upon signing. Billing for $320,000 of total will be monthly over 12 month term. Additional payments will be due 15th of each month Initial Payment: $33,333.00
2nd Payment: Due on the 15th of November - $33,333.00
Each additional payment due on the 15th of each of the following 10 months. Remaining $80,000 of total will be paid in one lump sum progress payment of $80,000 due on March 31, 2000.
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FLIGHT DATES:    11/8/99 - 11/7/00       SOLD BY:      DR
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TOTAL DELIVERY AMOUNT:    60,000,0000        TOTAL AMOUNT DUE: $400,000.00 NET
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CLIENT SIGNATURE: /s/ Rob Fuller             DATE:
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SALES REP SIGNATURE: /s/ Shelley Morrison    DATE:
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  For Traffic Department Use Only:
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 Received:           Processed:           Live:           Finance:
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Signed Insertion Orders should be faxed to 206-674-2696, Attn: Cam Keeley

All materials must be sent to adsubmit@real.com. Banners must be 468x60, 11k, 3 loop limit, gif format EXCEPT for RollingStone Radio which must be 468x60, 10k, 3 loop limit. All encoded material must be encoded in RealNetworks 5.0 format. DAT tapes and Beta SP tapes should be sent to Cam Keeley, 1111 Third Ave. Suite 2900, Seattle, WA 98101, 206-674-2661. Please reference
http://www.real.com/company/advertising/mediakit/specs.html for detailed spec information.

By accepting this Insertion Order you agree to all Terms and Conditions listed at http://www.real.com/company/advertising/mediakit/terms.html